Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alphatec Holdings, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report for the period ended September 30, 2010 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2010	/s/ Dirk Kuyper
Dirk Kuyper
President and Chief Executive Officer
(principal executive officer of the Company)

Dated: November 8, 2010	/s/ Michael O’Neill
Michael O’Neill
Chief Financial Officer, Vice President and Treasurer
(principal financial and accounting officer of the Company)